UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934

                                 August 12, 2002
                Date of Report (Date of earliest event reported)

                            AMERADA HESS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                                                  13-4921002
       Delaware                       1-1204                    (IRS Employer
(State of Incorporation)      (Commission File Number)       Identification No.)

                           1185 Avenue of the Americas
                            New York, New York 10036
                     (Address of Principal Executive Office)

                                 (212) 997-8500
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 5.   OTHER EVENTS

          As of August 12, 2002, William R. Johnson resigned as a member of the Board of Directors of Amerada Hess Corporation for personal reasons.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERADA HESS CORPORATION


DATE:  August 13, 2002               By: /s/ J. BARCLAY COLLINS II
                                        ---------------------------------------
                                        Name:   J. Barclay Collins II
                                        Title:  Executive Vice President
                                                and General Counsel